                       10,700,000 Shares of Common Stock



                           SPLITROCK SERVICES, INC.



                            UNDERWRITING AGREEMENT
                            ----------------------



                                 July __, 1999

BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
PRUDENTIAL SECURITIES INCORPORATED
 as Representatives of the
several Underwriters named in
Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y.  10167

Dear Sirs:

          Splitrock Services, Inc., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 10,700,000 shares (the "Firm Shares") of its common stock, par value $.001 per share (the "Common Stock"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company and certain selling shareholders named in Schedule III hereto (the "Selling Stockholders") have granted to the Underwriters an option, exercisable by the Underwriters as provided in Section 2(c) hereof, to purchase up to an additional 1,472,628 and 157, 372 shares, respectively, (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement referred to below.

          1.  Representations and Warranties of the Company and the Selling
              -------------------------------------------------------------
Stockholders.
------------

              (a) The Company represents and warrants to, and agrees with, the Underwriters that:

                   (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-1 (No. 333-79909), for the registration of
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     the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "Prospectus." The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations.


                   (ii) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed and at the Closing Date and the Additional Closing Date, if any, (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you as herein stated or by or on behalf of any Selling Stockholder insofar as it relates to such Selling Stockholder, in each case expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

                   (iii) PricewaterhouseCoopers LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Regulations.


                   (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company whether or not arising from transactions in the ordinary course of business. Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

                   (v) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company.

                   (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement, instrument, franchise, license or permit to which the Company is a party or by which any of such corporations or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                   (vii) All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The Company had, at June 30, 1999, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Common Stock, the Firm Shares and the Additional Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                   (viii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company. The Company has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus except as would not have a material adverse effect on the Company, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company has no subsidiary or subsidiaries which, individually or in the aggregate, as of the date hereof have more than $100,000 in assets (measured at the lower of book or fair market value) or $100,000 in liabilities (whether direct or contingent).

                   (ix) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company, contemplated against the Company which might result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or, results of operations of the Company or which is required to be disclosed in the Registration Statement and the Prospectus.

                   (x) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                   (xi) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                   (xii) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

                   (xiii) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

              (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

                   (i) Each Selling Stockholder has (i) caused a certificate or certificates for the number of Shares to be sold by each Selling Stockholder hereunder to be delivered to Patrick J. McGettigan, Jr., Esq. in his capacity as custodian (the "Custodian") under the Custody Agreement (as defined below), endorsed in blank or with blank stock powers duly executed and with signatures appropriately guaranteed by a member firm of the New York Stock Exchange or commercial bank, such certificate or certificates to be held in the custody of the Custodian in accordance with the terms of the Custody Agreement for delivery pursuant to the provisions hereof on the Closing Date or the Additional Closing Date, if any, as the case may be, and (ii) granted an irrevocable power of attorney to William
     R. Wilson and Patrick J. McGettigan, Jr., as such Selling Stockholder's attorneys-in-fact (the "Attorneys-In-Fact") in the form attached hereto as Exhibit A (the "Power of Attorney", and together with the Power of Attorney executed by each other Selling Stockholder and the Custody Agreement in the form attached hereto as Exhibit B, the "Custody Agreement").

                   (ii) The execution, delivery and performance of this Agreement and the Custody Agreement on behalf of each Selling Stockholder and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to the terms of, any agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's property or assets may be bound, including, without limitation, the terms of any trust or similar agreement under which any such Selling Stockholder was formed, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or such Selling Stockholder's properties or assets.

                   (iii) Each Selling Stockholder has, and at the time of delivery of the Shares to be sold by such Selling Stockholder such Selling Stockholder will have, full legal right, power, authority and capacity, and, except as required under the Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement, the Custody Agreement, and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by such Selling Stockholder hereunder.

                   (iv) This Agreement and the Custody Agreement have been duly and validly authorized, executed and delivered by such Selling Stockholder and, assuming the execution and delivery by the other parties hereto and thereto, are valid and binding obligations of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its respective terms except to the extent that (a) the enforceability hereof and thereof may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, liquidation, conservatorship and other laws affecting creditors' rights generally, (b) equitable principles may limit the availability of equitable relief in the case of a breach hereof (regardless of whether such remedies are sought in a proceeding at law or in equity), and (c) federal securities laws may limit the enforceability of the indemnification provisions hereof and thereof.

                   (v) Each Selling Stockholder has good, valid and marketable title to the Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts, options and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such Shares as herein contemplated, each of the Underwriters will receive good, valid and marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of all liens, encumbrances, adverse claims, security interests, restrictions on transfer, shareholders' agreements, voting trusts, options and other defects in title whatsoever.

                   (vi) Each Selling Stockholder has not taken and will not take, directly or indirectly, any action which has constituted or which was designed to constitute or which might be reasonably expected to cause or result in stabilization or manipulation (in each case as such terms are defined in the Exchange Act and the rules and regulations promulgated thereunder) of the price of the shares of Common Stock.

                   (vii) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date or the Additional Closing Date, if any, such parts of the Registration Statement and the Prospectus and any amendments thereof and supplements thereto as relate to such Selling Stockholder and are based upon information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such parts of such preliminary prospectus and any amendments thereof and supplements thereto as relate to such Selling Stockholder and are based on information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (viii) Except as described in the Registration Statement and the Prospectus, each Selling Stockholder (i) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by any of the other Selling Stockholders to the Underwriters pursuant to this Agreement, and (ii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company.

                   (ix) Except as described in the Registration Statement and the Prospectus, each Selling Stockholder does not possess any registration rights with respect to any securities of the Company.

                   (x) Each Selling Stockholder will deliver to Bear Stearns, attention: Syndicate Department on or prior to the Additional Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof.)


          The Company and the Selling Stockholders acknowledge that each of the Underwriters and, for purposes of opinions to be delivered to the Underwriters pursuant to Section 6 hereof, counsel to the Company, counsel to the Selling Stockholders and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          2.  Purchase, Sale and Delivery of the Shares.
              -----------------------------------------

              (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $_______, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

              (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Washington, D.C. 20004 or at such other place as shall be agreed upon by you and the Company, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer of same day funds against delivery to you for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

              (c) In addition, the Company and the Selling Stockholders hereby grant to the Underwriters the option to purchase up to 1,472,625 and 157,372 Additional Shares, respectively, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company and the Custodian. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date
                            --------  -------
shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company and the Selling Stockholders will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

          In the event that the over-allotment option is exercised only in part, the Underwriters shall purchase the first 157,372 Additional Shares from the Selling Shareholders on a pro rata basis and the number of Additional Shares sold by each Selling Stockholder to each Underwriter shall be the number which bears the same proportion to the total number of Additional Shares being sold by each Selling Stockholder as set forth on Schedule III hereto, as the same number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares being purchased from the Company, subject to such adjustments to eliminate any fractional shares as you in your sole discretion shall make. Any Additional Shares purchased by the Underwriters pursuant to the over-allottment option in excess of 157,372 shall be sold by the Company to each Underwriter in the proportions set forth on Schedule I hereto.

          Payment for the Additional Shares shall be made by wire transfer in same day funds at the offices of Latham & Watkins, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

          3.  Offering.
              --------

              (a) Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

              (b) The Company and the Underwriters hereby agree that 535,000 of the Firm Shares to be purchased by the Underwriters (the "Directed Shares") shall be reserved for sale by the Underwriters to certain eligible employees, directors and certain persons designated by the Company (the "Directed Shares Purchasers"), as part of the distribution of the Shares by the Underwriters subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc., and all other applicable laws, rules and regulations, provided, however, that under no circumstances will Bear Stearns or any other underwriter be liable to the Company or to any of the Directed Shares Purchasers for any action taken or omitted in good faith in connection with the transactions effected with regard to the Directed Shares Purchasers. To the extent that such Directed Shares are not orally confirmed for purchase by such persons by the end of the first day after the date of this Agreement, such Directed Shares will be offered to the public as part of the offering contemplated hereby.

          4.  Covenants of the Company.  The Company covenants and agrees with
              ------------------------
the Underwriters that:

              (a) If the Registration Statement has not yet been declared effective the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

          The Company will notify you promptly (and, if requested by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

              (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of you or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the

Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

              (c) The Company will promptly deliver to you three conformed copies of the Registration Statement, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request.

              (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

              (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earning statement (in form complying with the provisions of Rule 158 of the Regulations), which need not be audited, covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

              (f) During the period of 180 days from the date of the Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), , other than the Company's sale of Shares hereunder and the Company's issuance of Common Stock upon the exercise of presently outstanding stock options or warrants or the grant by the Company of additional employee or director stock options pursuant to stock option plans as in effect on the date hereof and the Company will obtain the undertaking of each of its officers and directors and such of its shareholders as have been heretofore designated by you and listed on Schedule II attached hereto not to engage in any of the aforementioned transactions on their own behalf, except as permitted by the terms of the lockup agreements agreed to by you and your counsel.

              (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

              (h) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

              (i) The Company will use its best efforts to cause the Shares to be listed for inclusion in the National Association of Securities Dealers Automated Quotation National Market System ("Nasdaq").

          5.  Payment of Expenses.  Whether or not the transactions contemplated
              -------------------
in this Agreement are consummated or this Agreement is terminated, as between the Company and the Selling Stockholders, on the one hand, and the Underwriters on the other hand, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel and separate counsel to the Selling Shareholders, if any), the underwriting documents (including this Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey," (iv) the fees of counsel for the Underwriters in connection with the qualifications of the shares under state foreign securities of Blue Sky Laws and such counsel's disbursements in relation thereto, (v) the fees of counsel for the Underwriters in connection with the matters relating to the Directed Shares which are designated by the Company for sale to certain employees and directors of and certain persons designated by the Company and (vi) filing fees of the Commission and the National Association of Securities Dealers, Inc. The purpose of this Section 5 is to allocate responsibility for expenses arising from the offer and sale of the Shares between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, and nothing herein shall be deemed to override, or be in conflict with, any agreement on the allocation of such expenses as may be made from time to time between the Company and the Selling Stockholders.


          6.  Conditions of Underwriters' Obligations.  The obligations of the
              ---------------------------------------
Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Latham & Watkins ("Underwriters' Counsel") pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

              (a) The Registration Statement shall have become effective not later than [if pricing pursuant to Rule 430A, 5:30 P.M., New York time, on the date of this

Agreement] [if pricing pursuant to a pricing amendment -- 12:00 P.M., New
York time on the date an amendment to the Registration Statement containing the public offering price has been filed with the Commission], or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 4(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

              (b) At the Closing Date you shall have received the opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company. The Company has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

                   (ii) The Company has an authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights created under Delaware General Corporation Law, the Company's Certificate of Incorporation, its Bylaws, or, to the best of our knowledge, any other contractual arrangement. The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform as to legal matters to the descriptions thereof contained in the Registration Statement and the Prospectus.

                   (iii) This Agreement has been duly and validly authorized, executed and delivered by the Company.

                   (iv) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any agreement or instrument filed as an exhibit to the Registration Statement (except that such counsel shall express no opinion with respect to any violation not readily ascertainable from the face of the agreement or based upon any cross-default provision to the extent arising out of, or based upon, any covenant of a financial or numerical nature or requiring computation) or (B) violate or conflict with (1) any provision of the certificate of incorporation or by-laws of the Company, or, (2) to the best knowledge of such counsel, any judgment, decree or order binding on the Company or its properties or assets or, any present statute, rule or regulation of any governmental agency or authority of the State of New York or Delaware or the United States applicable to the Company or any of its respective properties or assets (It being understood that such counsel shall express no opinion regarding telecommunications law or regulations.) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as may be required by telecommunications law and regulation, and (3) such as have been made or obtained under the Act.

                   (v) The Company is not, and upon consummation of the transactions contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940.

                   (vi) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations.

                   (vii) The description contained in the section of the Prospectus entitle, "U.S. Tax Considerations for Non-U.S. Holders" is complete and correct in all material respects.

                   (viii) The Registration Statement is effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Regulations have been made.

                   (ix) In the course of the preparation by the Company of the Registration Statement and Prospectus, we participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company.

     Between the date of the Registration Statement and the time of delivery of this letter we participated in additional conferences with certain officers and representatives of the Company at which the contents of the Registration Statement and the Prospectus were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof. Subject to the foregoing and on the basis of the information we gained in the course of the performance of the services referred to above, including information obtained from officers and representatives of the Company, no facts have come to our attention that cause us to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, no facts have come to our attention in the course of the proceedings described in the second sentence of this paragraph that cause us to believe that the Prospectus as of the date and time of delivery of this letter contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case, however, we express no view or belief with respect to financial statements, notes, schedules and other financial data included in, or omitted from the Registration Statement or Prospectus.

          In rendering such opinion, such counsel may (A) state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States, the New York Commercial Code and the General Corporation Law of the State of Delaware; and (B) rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.

              (c) At the Closing Date you shall have received the opinion of Patrick J. McGettigan Senior Vice President, Secretary and General Counsel for the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or, to the best knowledge of such General Counsel, threatened against, or involving the properties or business of, the Company or any of its subsidiaries, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein and there is not contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required.

              (d) At the Closing Date you shall have received the opinion of Kelly, Drye & Warren, LLP, regulatory counsel for the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that such counsel has reviewed the descriptions in the Registration Statement under the caption "Business-- Regulation" and to the best knowledge of such counsel, such descriptions are true and correct in all material respects and that , to the best knowledge of such counsel, the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not violate or conflict with any judgment, decree, order, statute rule or regulation of any public, governmental or regulatory agency or body having jurisdiction over telecommunications law or regulation.

              (e) You shall have received, with respect to the Selling Stockholders, at the Closing Date or the Additional Closing Date, if any, as the case may be, the opinion of [__________], counsel for the Selling Stockholders, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                   (i) This Agreement and the Custody Agreement have been duly and validly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding obligation of each Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms except to the extent that (a) the enforceability hereof may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, liquidation, conservatorship and other laws affecting creditors' rights generally, (b) equitable principles may limit the availability of equitable relief in the case of a breach hereof (regardless of whether such remedies are sought in a proceeding at law or in equity), and (c) federal securities laws may limit the enforceability of the indemnification provisions hereof.

                   (ii) To the knowledge of such counsel, each Selling Stockholder has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all courts and all public, governmental or regulatory agencies and bodies as are required for the execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

                   (iii) To the knowledge of such counsel, upon the delivery of and payment for the Shares to be sold by the Selling Stockholders pursuant to this Agreement as herein contemplated, assuming that the Underwriters purchase the Additional Shares to be delivered at the Closing for value in good faith and without notice of any adverse claim as such term is used in Article 8 of the New York Uniform Commercial Code as currently in effect, the delivery of certificates representing such Additional Shares either registered in the name of the Underwriters or effectively endorsed to the Underwriters or in blank will pass to the Underwriters all rights that the Selling Stockholders had in such Additional Shares, free and clear of all adverse claims.

                   (iv) The execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Stockholders and the consummation of the transactions contemplated hereby and thereby will not violate or conflict with, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over any of the Selling Stockholders or any of their respective properties or assets.

          In rendering such opinion, such counsel may (A) state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States, the New York Commercial Code and the General Corporation Law of the State of Delaware; and (B) rely as to matters of fact, to the extent they deem proper, on certificates of, or certificates of responsible officers of, the Selling Stockholders, provided, that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinions of such counsel for the Selling Stockholders or Principal Selling Stockholders, as the case may be, shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

              (f) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

              (g) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection
(a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Prospectus.

              (h) At the Closing Date you shall have received certificates executed by each of the Selling Shareholders (or by the Attorneys-in-Fact on behalf of any such Selling Shareholder), dated the Closing Date to the effect that (i) if such certificate is executed by the Selling Shareholder, the representations and warranties of such Selling Shareholder set forth in Section 1 hereof are accurate, and that as of the Closing Date the obligations of such Selling Shareholder to be performed hereunder on or prior thereto have been duly performed and (ii) if such certificate is executed by the Attorney-in-Fact, the best knowledge of the Attorney-in-Fact, the representations and warranties of such Selling Shareholder set forth in Section 1 hereof are accurate, and that as of the Closing Date, the obligations of such Selling Shareholder to be performed hereunder on or prior thereto have been duly performed.

              (i) At the time this Agreement is executed and at the Closing Date, you shall have received a letter, from PricewaterhouseCoopers, LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to you, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the financial statements and schedules of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and the committees of its board subsequent to December 31, 1998, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to December 31, 1998 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated financial statements and schedules of the Company presented in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and, if applicable, the Exchange Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to June 30, 1999 there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration

Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter or (C) that during the period from March 31, 1999 to the date of the most recent available monthly consolidated financial statements of the Company, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

              (j) Prior to the Closing Date and the Additional Closing Date, if any, as the case may be, the Company and the Selling Stockholders, as the case may be, shall have furnished to you such further information, certificates and documents as you may reasonably request.

              (k) Prior to the Closing Date the Company and the Selling Stockholders shall have furnished to you such further information, certificates and documents as you may reasonably request.

              (l) You shall have received from each person who is a director or officer of the Company or such shareholder as have been heretofore designated by you and listed on Schedule II hereto an agreement to the effect that such person will not, directly or indirectly, without your prior written consent, offer, sell, offer or agree to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable or exercisable for shares of Common Stock) for a period of 180 days after the date of the Prospectus except as permitted by the terms of the lockup agreements agreed to by you and your counsel.

              (m) At the Closing Date, the Shares shall have been approved for quotation on the Nasdaq.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional

Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

          7.  Indemnification.
              ---------------

              (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) (A) the violation of any applicable securities laws or regulations of Mexico, to the extent not arising from gross negligence, willful misconduct, or fraud on the part of the Underwriters or their agents and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares to eligible employees and certain persons designated by the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus of preliminary prospectus, not misleading; provided, however,
                                                           --------  -------
that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

              (b) Each Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its directors, officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only to the extent that any losses, liabilities, claims, damages and expenses arise out of or relate to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, the Prospectus and any Preliminary Prospectus. Notwithstanding the foregoing, the aggregate liability of each Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the total proceeds (before deducting the underwriting discount and expenses) received by such Selling Stockholder from the sale of its Shares hereunder.

              (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any
                           -----------------
Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company and you acknowledge that the statements set forth in the last paragraph of the cover page and in the thirteen paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

              (d) In connection with the offer and sale of Directed Shares the Company agrees, promptly upon written notice, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of any Directed Shares Purchaser to pay for and accept delivery of the Directed Shares.

              (e) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of
the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.
         --------  -------

          8.  Contribution.  In order to provide for contribution in
              ------------
circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Shareholders (the "Sellers"), on the one hand, and each Underwriter, on the other hand, severally and not jointly, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Sellers any contribution received by the Sellers from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Sellers and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Sellers, on the one hand, and such Underwriter, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers, on the one hand, and each Underwriter, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers, on the one hand, and each Underwriter, on the other hand, shall be deemed to be in the same proportion as
(x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers, on the one hand, and each Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, (ii) in no case shall any of the Selling Stockholders be liable or responsible for any amount that exceeds that person's proceeds from the sale in the offering at the initial price to the public (as set forth in the table on the cover page of the Prospectus) of the Additional Shares sold by that Selling Stockholder pursuant to this Agreement, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, (A) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each of the Underwriters shall have the same rights to contribution as such Underwriter, and (A) each person, if any, who controls the Seller within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each of the shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such
                                                    --------  -------
consent was not unreasonably withheld.

          9.  Default by an Underwriter.
              -------------------------

              (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

              (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

              (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

          10.  Survival of Representations and Agreements.  All representations
               ------------------------------------------
and warranties, covenants and agreements of the Underwriters the Selling Stockholders and the Company contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any Selling Stockholder or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including termination pursuant to
Section 9 or 11 hereof.

          11.  Effective Date of Agreement; Termination.
               ----------------------------------------

               (a) This Agreement shall become effective, upon the later of when
(i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you and the Selling Shareholders or the Attorney-in-Fact or by you notifying the Company and the Selling Stockholders or the Attorney-in-fact. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

              (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the New York or American Stock Exchanges or Nasdaq shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges, on Nasdaq by Nasdaq or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or
(D) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

              (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

              (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 11(a) hereof or (ii) Section 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

          12.  Notices.  All communications hereunder, except as may be
               -------
otherwise specifically provided herein, shall be in writing and , if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Joseph Dempsey; if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, 8665 New Trials Drive, The Woodlands, Texas, 77381 Attention: Patrick J. McGettigan, Jr., Senior Vice President and General Counsel with a copy to Fried, Frank, Harris Shriver & Jacobson, Attention: Andrew P. Varney.

          13.  Parties.  This Agreement shall insure solely to the benefit of,
               -------
and shall be binding upon, the Underwriters, the Selling Stockholders and the Company and the controlling persons, directors, officers, employees and agents referred to in Section 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

          14.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

          15.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be an original and all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,


                              SPLITROCK SERVICES, INC.

                              By:
                                  ---------------------------------------------
                                  Name:
                                        ---------------------------------------
                                  Title:
                                         --------------------------------------


                              THE SELLING SHAREHOLDERS NAMED IN
                              SCHEDULE III HERETO

                              By:
                                  ---------------------------------------------
                                  Name:
                                     ------------------------------------------
                                  Attorney-in-Fact


Accepted as of the date first above written.

BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
PRUDENTIAL SECURITIES INCORPORATED

On behalf of themselves and the other Underwriters named in schedule I hereto

By:  BEAR, STEARNS & CO. INC.

By:
    ------------------------------------------
    Name:
          ------------------------------------
    Managing Director

                                   SCHEDULE I

                                              Number of Firm
Name of Underwriter                           Shares to be Purchased
-------------------                           ----------------------

Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Prudential Securities Incorporated


              Total..........................
                                              =====================

                                  SCHEDULE II

Kwok Li
Felice Li
Linsang Partners, L.L.C.
William Wilson
Carso Global Telecom, S.A. de C.V.
Robert Fugate
David Boatner
Larry Walberg
Patrick J. McGettigan, Jr.
Todd Wilkens
Roy Wilkens
Clark McLeod
Marshall Turner
James Nakfoor

                                 SCHEDULE III*



                               Number of Additional
Name of Selling Stockholder     Shares to be Sold
----------------------------   --------------------
William R. Wilson                           100,000
Patrick J. McGettigan, Jr.                   25,000
Barbara D. Abbott                             2,815
David J. Katz                                 5,630
William J. Perry                              5,630
Linda G. Schilling                            5,630
Mary L. Smallwood                             7,037
Christian A. Walkowicz                        5,630

              Total..........               152,372
                                            =======

* The total number of Additional Shares to be sold by the Company is 1,447,628, and the total number of Additional Shares to be sold by both the Company and the Selling Stockholders is 1,605,000.

                                   EXHIBIT A

                           SPLITROCK SERVICES, INC.

                               POWER OF ATTORNEY


          WHEREAS, the Undersigned (the "Undersigned") owns Shares of Common Stock, $.001 par value (the "Common Stock"), of Splitrock Services, Inc., a Delaware corporation (the "Company"); and

          WHEREAS, the Undersigned, subject to the terms and conditions stated herein, desires to sell the number of Shares of Common Stock in the over allotment as set forth below the Undersigned's name on the signature page hereof (the "Shares"); and

          WHEREAS, the Undersigned proposes to sell the Shares in the over allotment to the several Underwriters (the "Underwriters") named in Schedule I to the Underwriting Agreement to be entered into by and among the Company, the Undersigned, the other Selling Shareholders named therein and the Underwriters, substantially in the form attached hereto as Exhibit A with such changes, including additions, deletions and amendments thereto, as the Attorneys-in-Fact (as defined below), or either of them, may deem necessary or advisable (the "Underwriting Agreement");

          NOW, THEREFORE, as an inducement to the Underwriters and the Company to execute the Underwriting Agreement in such form as may be entered into, executed and delivered by the Attorneys-in-Fact, or either of them, as hereinafter provided, and in order to secure the performance of the Underwriting Agreement upon its execution, the Undersigned agrees, for the benefit of the Underwriters and the Company as follows:


          1. Delivery of Certificates; Appointment of Attorneys-in-Fact; Grant of Authority. The Undersigned is delivering herewith, for deposit with Patrick
J. McGettigan, Jr., in his capacity as Custodian (the "Custodian"), a certificate or certificates that represent the number of shares of issued and outstanding Common Stock set below the Undersigned's signature on the signature page hereof, that are registered in the name of the Undersigned or in the name of a nominee which holds such certificates for the account of the Undersigned. The Undersigned hereby makes, constitutes and appoints, irrevocably, subject to the terms hereof, William R. Wilson and Patrick J. McGettigan, Jr., and either of them, as the true and lawful Attorneys-in-Fact (the "Attorneys-in-Fact") of the Undersigned, each with full power and authority, for and in the name, place and stead of the Undersigned:

          (a) To negotiate and agree with the Underwriters on the per share price at which the Shares are to be sold by the Undersigned to the Underwriters, which purchase price shall be the same price per share to be paid by the Underwriters to the other Selling Shareholders and to sell up to such number of Shares at such price as shall be determined by the Attorney-in-Fact executing the Underwriting Agreement, acting in his sole discretion, it being understood and agreed that:

                (i) not more than the aggregate number of Shares set forth below the Undersigned's name on the signature page hereof shall be sold by the Undersigned to the Underwriters pursuant to the Underwriting Agreement; and

                (ii) The reoccurring of the Shares by the Underwriters shall be by a public offering registered under the Securities Act of 1933, as amended (the "Act").

          (b) To make the representations and warranties and enter into the Agreements on behalf of the Undersigned contained in the Underwriting Agreement, to execute and deliver the Underwriting Agreement on behalf of the Undersigned with full power to make such changes including additions, deletions and amendments thereto as the Attorneys-in-Fact, or either of them, shall deem necessary or advisable, in his sole discretion, and to consummate the transactions contemplated thereby.

          (c) To arrange for, prepare or cause to be prepared a Registration Statement, and all amendments thereto, under the act covering the offering and sale of the Shares by the Undersigned and the other Selling Shareholders (collectively, the "Registration Statement"), and to take all necessary action with respect to such Registration Statement as the Attorneys-in-Fact, or either of them, shall deem necessary or advisable, in his sole discretion, subject, however, to the Undersigned's rights under the Underwriting Agreement.

          (d) To take any and all steps that the Attorney-in-Fact, shall deem necessary or advisable, in his sole discretion, in connection with the registration of the Shares under the Act and under the securities or Blue Sky laws of any jurisdiction, including the preparation of the Registration Statement, the making of any undertakings or representations (but only to the extent contained in or consistent with the representations of the Selling Shareholders set forth in the Underwriting Agreement), the execution and filing of letters and other communications to the Securities and Exchange Commission (the "Commission") regarding the Registration Statement and the performance of any such other acts as the Attorneys- in-Fact, shall deem necessary or advisable, in their sole discretion. To the extent such actions, letters and communications relate to the Undersigned, they will be based upon written information furnished and provided by or on behalf of the Undersigned, provided that the Attorneys-in-Fact, or either or them, reasonably believes that such information is true and correct.

          (e) To execute, acknowledge and deliver the Custody Agreement, substantially in the form attached hereto as Exhibit B (the "Custody Agreement"), with full power to make such changes, including additions, deletions and amendments thereto, as the Attorneys-in-Fact, or either or them, shall deem necessary or advisable, in his sole discretion, pursuant to which the certificates representing the Undersigned's Shares will be held by the Custodian for sale as contemplated by the Underwriting Agreement, to deliver the certificate or certificates representing the Shares to the Custodian, to instruct the Custodian with respect to the number of Shares to be sold, and to consummate the transactions contemplated by the Custody Agreement.

          (f) To do all things and to perform all acts required to be performed on the part of the Undersigned in connection with the sale by the Undersigned of the Undersigned's Shares, including, but not limited to, (i) the transfer of the Shares of the Undersigned on the books of the Company in order to effect their sale, (ii) the endorsement and execution and delivery of all stock certificates, stock powers, certificates, receipts, instructions to transfer agents and registrars, and any other document and paper required, contemplated by, or deemed necessary or advisable by the Attorneys-in-Fact, or either or them,, in their sole discretion, in connection with, the performance of the Underwriting Agreement, the Custody Agreement, the registration of the Shares pursuant to the act, and the exemption, qualification or registration of the Shares under the securities or Blue Sky laws of any state or jurisdiction, (iii) the authorization for payment by the Custodian out of the net proceeds of any sale to the Underwriters, or the withholding by Bear, Stearns & Co. Inc. Credit Suisse First Boston Corporation and Prudential Securities Incorporated as representatives of the Underwriters (the "Representatives") from such proceeds, of the Undersigned's necessary transfer taxes in connection with the sale and delivery to the Underwriters of the Shares sold by the Undersigned, (iv) the retention of one legal counsel in connection with all matters referred to herein (which counsel may, but need not be, counsel for the Company), (v) the return to the Undersigned of certificates representing the number of Shares (if any) received by the Custodian but not sold by the Undersigned to the Underwriters,
(vi) instructing the Custodian as to the number of Shares to be sold by the Undersigned and (vii) to otherwise act for, in the name of and on behalf of the Undersigned with respect to the transactions described in the Underwriting Agreement and the Custody Agreement, as fully as the Undersigned could if then personally present and acting.

          The Undersigned recognizes that the number of Shares that the Underwriters will purchase from the Selling Shareholders (the "Underwritten Shares") may be less than the number of Shares desired to be sold by any or all Selling Shareholders. In the event the number of underwritten Shares is less than the aggregate number of Shares desired to be sold by any or all Selling Shareholders, the Attorneys-in-Fact, or either or them,, is authorized and directed to determine that portion of the Shares that the Undersigned is entitled to sell, if any, on a pro rata basis among each of the other Selling Shareholders and any such determination by the Attorneys-in-Fact, or either or them,, shall be final and binding upon the undersigned.

          The Attorneys-in-Fact, or either or them, shall be entitled to act and rely upon any statement, notice or instruction received by the Undersigned in writing or by facsimile transmission.

          2. Irrevocability. All authority conferred hereby shall be deemed granted and conferred in contemplation and furtherance of the interests of the Underwriters and the Company, and this Power of Attorney is irrevocable and is coupled with an interest, subject to the provisions of Section 4 hereof. The obligations and authorizations of the Undersigned hereunder shall not be terminated by operation of law or the occurrence of any event whatsoever, including, but not limited to, the merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death or incapacity of the Undersigned or the occurrence of any other similar event; and if, after the execution of this Power of Attorney and before the completion of the transactions contemplated by the Underwriting Agreement, the Undersigned merges, consolidates, liquidates, reorganizes, enters bankruptcy, becomes insolvent, dissolves, dies or becomes incapacitated or any other similar event occurs, the Attorneys-in-Fact, and each of them, are nevertheless authorized and directed to complete all such transactions, including the delivery of the certificates for the Shares to be sold to the Underwriters, as if such merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or other similar event had not occurred, regardless of whether or not the Attorneys-in-Fact shall have received notice thereof.

          3.   Representations and warranties.

          (a) The Undersigned represents and warrants to the Attorneys-in-Fact, to the Company, to each of the Underwriters and to legal counsel for the Company and the Undersigned, that:

                (i) the Undersigned has, and at and as of the date the Underwriting Agreement is executed and at the Closing Date and any Additional Closing Date (each as defined in the Underwriting Agreement) will have, full right, power and authority and all authorizations and approvals required by law or otherwise to enter into this Power of Attorney, the Custody Agreement and Underwriting Agreement, and

                (ii) the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or constitute a breach of, or default under, any bond, debenture, note or any other evidence of indebtedness or in any indenture or other material Agreement to which the Undersigned is a party or by which it is bound or to which any of its properties is subject, or any law, statute, rule, regulation, judgment or court decree applicable to the Undersigned.

          (b) The Undersigned hereby represents and warrants to the Attorneys-in-Fact, the Company, the Underwriters and to legal counsel for the Company and the Undersigned, that the Undersigned has carefully reviewed the representations, warranties, statements and Agreements to be made by the Undersigned as a Selling Shareholder pursuant to the Underwriting Agreement, including, without limitation, those contained in Section 1.B of the Underwriting Agreement and the indemnity and contribution Agreements contained in Sections 7 and 8 of the Underwriting Agreement (and such representations and warranties are incorporated herein by reference), and hereby certifies, represents and warrants to the Attorney-in-Facts, the Company, each of the Underwriters and to legal counsel for the Company and the Undersigned, that the representations and warranties to be made by the Undersigned in Section 1.B of the Underwriting Agreement are true and correct on the date hereof and will be true and correct at and as of the date such Underwriting Agreement is executed and at and as of the Closing Date and any Additional Closing Date, and that such Agreements, insofar as they relate to the Undersigned, have been complied with as of the date hereof and will be complied with on and after the Closing Date and any Additional Closing Date.

          (c) For purposes of delivering any certificate on behalf of the Undersigned which may be required pursuant to the Underwriting Agreement or by counsel to the Company and the Undersigned, the Attorneys-in-Fact may rely on the representations and warranties of the Undersigned set forth herein and in the Underwriting Agreement as if said representations and warranties had been set forth in a separate certificate directed to the Attorneys-in-Fact at and as of the Closing Date or any Additional Closing Date, provided the Attorneys-in-Fact are not in receipt of written notice from or on behalf of the Undersigned or otherwise do not reasonably believe that any such representation or warranty is not true and correct at and as of the Closing Date or any Additional Closing Date.

          (d) The Undersigned will immediately notify the Company, the Attorneys-in-Fact, each of the Underwriters and legal counsel for the Company and the Undersigned of the occurrence of any event which shall cause the representations and warranties set forth herein or incorporated herein by reference not to be true and correct during the period of the public offering of the Shares or at any time of delivery of the Shares pursuant to the Underwriting Agreement.

          (e) All of the information heretofore, now or hereafter furnished by the Undersigned to the Company, each of the Attorneys-in-Fact, each of the Underwriters and legal counsel for the Company and the Undersigned in connection with the offering and sale of the Shares is accurate and complete. The maximum number of Shares of common stock to be sold by the Undersigned to the Underwriters is accurately stated below the Undersigned's name on the signature page hereof.

          (f) If the Undersigned has a spouse, such spouse has joined in the execution and delivery of this Power of Attorney for all purposes, and all references to "the Undersigned" shall mean both the Selling Shareholder who is a signatory to this Power of Attorney and to such spouse just as if such spouse were also a Selling Shareholder. The joinder of such spouse, however, has been made without regard to the ownership of the Shares to which this Power of Attorney relates.

          (g) If the Undersigned is a trust and the Shares held by such trust are held by a nominee which holds such Shares for the account of the Undersigned, such nominee has joined in the execution and delivery of this Power of Attorney for all purposes and all references to "the Undersigned" shall mean both the Undersigned and the nominee which holds the Shares for the account of the Undersigned as if both the Undersigned and the nominee which holds the Shares for the account of the Undersigned were Selling Shareholders.

          (h) The Undersigned has received a copy of Amendment No. 1 to the Registration Statement filed by the Company with the Commission on July 6, 1999. The information relating to the Undersigned set forth under the captions Principal Stockholders commencing on page 61 of the preliminary prospectus forming a part of the Registration Statement, is true and correct in all respects.

          4. Expenses. In addition to the expenses, if any, to be paid by the Undersigned as set forth in the Underwriting Agreement, the Undersigned shall pay all reasonable out-of-pocket costs and expenses incurred by the Attorneys-in-Fact in the discharge of their responsibilities hereunder, provided that the Attorneys-in-Fact shall serve without compensation.

          5. Termination. If the Underwriting Agreement shall not be entered into on behalf of the Undersigned, or if it shall not become effective pursuant to its terms, or if it shall be terminated pursuant to its terms, or if the Closing Date shall not have occurred on or before [___________, 1999], or if no Additional Closing Date shall occur before [__________, 1999], then after such date the Undersigned shall have the power, on written notice to the Attorneys-in-Fact, to terminate this Power of Attorney, subject, however, (i) to any action to be taken pursuant to the Custody Agreement and (ii) to all lawful action of the Attorneys-in-Fact done or performed pursuant hereto prior to actual receipt of such notice, and thereafter the Attorneys-in-Fact shall have no further responsibilities or liabilities to the Undersigned.

          6. Ownership of Stock. Subject to the terms of the Custody Agreement, until payment of the purchase price for the Shares being sold by the Undersigned pursuant to the Underwriting Agreement has been made by or for the account of the Underwriters, the Undersigned shall remain the legal and beneficial owner of the Shares deposited with the Custodian pursuant to the Custody Agreement and shall have the right to vote such Shares and to receive all dividends and distributions thereon. However, until such payment in full has been made or until the Underwriting Agreement has been terminated, the Undersigned agrees not to give, sell, pledge, hypothecate, grant any lien on or security interest in, transfer, deal with or contract with respect to the Shares to be sold by the Undersigned pursuant to the Underwriting Agreement or any interest therein, except in accordance with the Underwriting Agreement, or as otherwise agreed in writing by the Underwriters.

          7. Indemnification. The Undersigned hereby agrees to indemnify and hold harmless the attorneys-in- fact against any and all expenses, losses, claims, damages or liabilities, joint or several, to which the attorneys-in-fact may become subject insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any action taken or omitted to be taken by the Attorneys-in-Fact pursuant hereto, other than those expenses, losses, claims, damages or liabilities which result from the negligence or bad faith of the Attorneys-in-Fact. The Attorneys-in-Fact assume no responsibility or liability to any person other than in the discharge of their responsibilities hereunder.

          8. Power of Substitution. Each of the Attorneys-in-Fact is hereby granted and shall have full power of substitution hereunder. Such substitution shall be effected by notice thereof to the Undersigned, signed by the Attorney-in-Fact who is being substituted for as well as by his successor Attorney-in-Fact.

          9. Governing law. This Power of Attorney for all purposes shall be governed by and construed in accordance with the internal laws of the State of New York.

          10. Notice. Any notice required to be given pursuant to this Power of Attorney shall be deemed given if in writing and delivered in person, or if given by telephone or facsimile if subsequently confirmed in writing, (i) to the Attorneys-in-Fact, 8665 New Trails Drive, The Woodlands, Texas 77381, Attention:
William R. Wilson or Patrick J. McGettigan, Jr. (facsimile no.: (____) ______- ____), or (ii) to the Undersigned at the address or facsimile number set forth on the signature page hereof. Each of the Attorneys-in-Fact agree to forward copies of any and all notices received by him to the Undersigned at the address and facsimile number set forth on the signature page hereof.

        IN WITNESS WHEREOF, the Undersigned has executed this Power of Attorney this ___ day of ______________, 199__.

(To be signed exactly as name appears on Certificate(s) representing the Shares)



----------------------------------------


Print name, address and facsimile number:


----------------------------------------


----------------------------------------


----------------------------------------

----------------------------------------


Number of Shares to be sold:


NOTE: ALL SIGNATURES ON THIS POWER OF ATTORNEY MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM. Signature(s) guaranteed by:



-----------------------------------
Name:

                           INDIVIDUAL ACKNOWLEDGMENT



STATE OF ____________)
(ss.):
COUNTY OF ___________)


On this __ day of _______________, 1999, before me personally came ___________________, to me known to be the individual described in and who executed the foregoing Power of Attorney and acknowledged that he executed the same.



----------------------------------------
Notary Public

If the Selling Shareholder is an individual, check whether married [ ] or not married [ ]. If married and spouse has not signed above as a Selling Shareholder because spouse is not a registered owner of the deposited stock certificates, spouse must consent by signing below and having signature guaranteed:


Selling Shareholder Spouse



----------------------------------------
Name:


NOTE: ALL SIGNATURES ON THIS POWER OF ATTORNEY MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM.

Signature(s) guaranteed by:



----------------------------------------
Name:

Acceptance by the Attorneys-in-Fact



William R. Wilson and Patrick J. McGettigan, Jr. each hereby accepts his appointment as attorney- in-fact pursuant to the foregoing Power of Attorney and agrees to abide by and act in accordance with the terms of said Agreement.



---------------------------------------
William R. Wilson



---------------------------------------
Patrick J. McGettigan, Jr.

                         EXHIBIT B TO POWER OF ATTORNEY

                            SPLITROCK SERVICES, INC.

                               CUSTODY AGREEMENT



Patrick J. McGettigan, Jr., Esq.
Senior Vice President
8665 New Trails Drive
The Woodlands, Texas  77381


The Undersigned have delivered to you certificates (the "Certificates") in negotiable form representing ____________ Shares of the issued and outstanding common stock, par value $.001 per share (the "Common Stock"), of Splitrock Services, Inc., a Delaware corporation (the "Company"), together with any executed stock powers required to transfer such certificates in accordance with the terms hereof and the Underwriting Agreement (as defined below). The Certificates are to be held by you as Custodian hereunder for the account of the Selling Shareholders listed in Exhibit I hereto (collectively, the "Selling Stockholders") and are to be disposed of in accordance with the following instructions:

          1. The Undersigned has been appointed Attorney-in-Fact ("Attorney-in-Fact") for each of the Selling Shareholders pursuant to the Power of Attorney executed by each such Selling Shareholder (collectively, the "Power of Attorney"), and is authorized, subject to certain terms and conditions set forth in the Power of Attorney, to execute and deliver on behalf of the Selling Shareholders an Underwriting Agreement (the "Underwriting Agreement"), substantially in the form attached hereto as Exhibit II, by and among the Selling Shareholders, the Company, and the Underwriters named in Schedule I thereof (the "Underwriters"), pursuant to which for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company and the Selling Stockholders propose, at the option of the Underwriters, to sell to the Underwriters up to an additional 1,472,625 and 157,372 shares, respectively, (the "Additional Shares") of Common Stock at the price set forth in the Underwriting Agreement. (the "Additional Shares" and, together with the Firm Shares, the "Shares").

          2. You are hereby authorized and directed to hold the Certificates for the Shares and, subject to the Underwriters having concurrently provided you with a counterpart of the Underwriting Agreement that has been executed by or on behalf of the Selling Shareholders and all other parties thereto (i) on the Closing Date and any Additional Closing Date (each as defined in the Underwriting Agreement), to cause to be delivered to the Underwriters for their respective accounts, against payment therefor in full of the purchase price per Share determined in accordance with and after satisfaction of the terms of the Underwriting Agreement, one or more certificates (each, an "Omnibus Certificate") representing the number of Additional Shares to be sold on the Closing Date or the on any Additional Closing Date, as the case may be; (ii) to obtain an Omnibus Certificate upon transfer of or in exchange for the certificates deposited with you hereunder; (iii) to have separate certificates for the aggregate number of Shares represented by any Omnibus Certificate registered in such names and denominations as the Underwriters shall have requested at least two full business days prior to the Closing Date, or any Additional Closing Date, as the case may be, prepared and available for checking and packaging by the Underwriters at a location in New York, New York at least one full business day prior to the Closing Date, or any Additional Closing Date, as the case may be, for delivery to the Underwriters upon cancellation of such Omnibus Certificate. You shall not be regarded as making any representations as to the validity, sufficiency, value or genuineness of any of the Certificates or of any other documents surrendered to you or as to the validity or genuineness of any signatures on any letters of transmittal, facsimiles or other documents delivered to you in connection herewith. You may rely on the instructions of the Undersigned, or any substitute Attorney-in-Fact under the Power of Attorney, with respect to any discrepancies in the form of the Certificates or accompanying documents.

          3. You are authorized, for and on behalf of the Selling Shareholders, to accept and acknowledge receipt from the Underwriters for their respective accounts of payment for all Shares sold and delivered by the Selling Shareholders to the respective Underwriters. The payment received by you for the account of the Selling Shareholders shall, upon order, in accordance with the instructions, of the Undersigned, be paid by you, in immediately available funds, to the Selling Shareholders, less such amount, if any, as necessary to provide for each Selling Shareholder's proportionate share of all expenses, if any, of the Selling Shareholders as provided in the Underwriting Agreement, including all necessary transfer taxes in connection with the sale and delivery to the Underwriters of the Shares sold by the Selling Shareholders, such amount to be delivered to the Company or as shall be specified by the Undersigned.

          4. If the Underwriting Agreement shall not be executed, or shall not become effective pursuant to its terms, or shall be terminated pursuant to the provisions thereof, or the Closing Date shall not have occurred on or before _________, 1999, or if the Additional Shares represented by the certificates deposited with you hereunder are not taken up and paid for by the respective Underwriters by __________, 1999 in accordance with the provisions of the Underwriting Agreement, you are authorized and directed to exchange the Omnibus Certificate obtained pursuant to paragraph 2 above, if any, for certificates denominated as necessary to return to the Selling Shareholders Shares equal to the Shares deposited with you hereunder, and to return to the Selling Shareholders such certificates together with any stock powers, and you shall have no further responsibility hereunder. The Undersigned shall notify you promptly of the execution of the Underwriting Agreement. In addition, you shall also, as instructed by the Attorney-in-Fact, return to each of the Selling Shareholders certificates representing the number of Shares of such Selling Shareholders that are held by you in excess of the number of Shares sold by such Selling Shareholders pursuant to the Underwriting Agreement.

          5. It is understood that until delivery by you of the certificates deposited with you hereunder has been made in accordance with the Underwriting Agreement and payment in full for the Shares represented by such certificates has been made by or for the account of the respective Underwriters, the Selling Shareholders shall remain the legal and beneficial owners of such Shares and shall have the right to vote such Shares and to receive all dividends and distributions thereon.

          6. Under the terms of the Underwriting Agreement, the Undersigned agrees that the Shares represented by the certificates held in custody for the Selling Shareholders under this Custody Agreement are subject to the interest of the respective Underwriters under the Underwriting Agreement, that the arrangements made by the Selling Shareholders for such Custodianship are to that extent irrevocable and that the obligations of the Selling Shareholders under the Underwriting Agreement shall not be terminated by operation of law or by the occurrence of any event whatsoever, including, but not limited to, the merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or similar event of one or more of the Selling Shareholders. If one or more of the Selling Shareholders should merge, consolidate, reorganize, liquidate, dissolve, enter bankruptcy, become insolvent, die or become incapacitated, or if any other such similar event shall occur before the termination of this Custody Agreement, you are nevertheless authorized and directed to deal with the certificates deposited hereunder and with the terms and conditions hereof as if such merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or similar event had not occurred, regardless of whether or not you shall have received notice of such merger, consolidation, reorganization, liquidation, dissolution, bankruptcy, insolvency, death, incapacity or similar event.

          7. It is understood that you are authorized to accept this Custody Agreement and to take any and all actions hereunder as you shall, in your discretion, determine to be necessary to consummate the transactions contemplated hereby and by the Underwriting Agreement, and that you assume no responsibility or liability to the Selling Shareholders or to any person other than to deal with the certificates and the cash held and received by you pursuant to the terms of this Custody Agreement in accordance with the provisions hereof, and the Selling Shareholders agree to indemnify and hold you harmless with respect to anything done by you in good faith in any and all matters covered by this Custody Agreement in accordance with the foregoing instructions.

          8. In taking any of the actions described herein on behalf of the Selling Shareholders, you are authorized and shall be entitled to ask for and act and rely upon instructions, any request made, or notices, information or assurances of fact given in writing to you by the Undersigned, or any substitute Attorney-in-Fact appointed under the Power of Attorney; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to the noneffectiveness or termination of the Underwriting Agreement, or advice that the Underwriting Agreement has not been executed and delivered, unless such statement, notice or advice shall have been confirmed in writing to you by one of the Representatives.

          9. It is agreed that your duties are only such as are herein specifically provided, being purely ministerial in nature, and that you shall incur no liability whatever except for liabilities resulting from your actions taken or omitted to be taken by you in bad faith.

          10. You shall be under no responsibility in respect of any of the items deposited with you hereunder other than to follow in good faith the instructions by the Attorney-in-Fact or otherwise herein contained. You may consult with counsel (which may be counsel to the Company) and shall be fully protected in any action taken in good faith, in accordance with such advice.
You shall not be required to defend any legal proceedings which may be instituted unless requested to do so by the Selling Shareholders and unless you are indemnified to your satisfaction against the cost and expense of such defense. You shall not be required to institute legal proceedings of any kind. You shall have no responsibility for the genuineness or validity of any document or other item deposited with you hereunder and you shall be fully protected in acting in accordance with any written instructions given to you hereunder and believed by you to have been signed by the Undersigned.

          11. The Undersigned hereby represents and warrants that the Undersigned has full right, power and authority to enter into this Custody Agreement and the Underwriting Agreement on behalf of the Selling Shareholders to sell, assign, transfer and deliver the Shares deposited hereunder and to be sold pursuant to the Underwriting Agreement and, upon delivery and payment for said Shares pursuant to the Underwriting Agreement, unencumbered title to such Shares shall be acquired by the respective Underwriters.

          12. Your acceptance hereof by the execution of this Custody Agreement shall constitute an acknowledgment by you of receipt of the certificates hereinbefore referred to and the acceptance by you of the authorizations herein conferred and shall evidence your Agreement to carry out and perform this Custody Agreement in accordance with its terms.

          13. This Custody Agreement shall for all purposes be governed by and construed in accordance with the internal laws of the State of New York.

IN WITNESS WHEREOF, this Custody Agreement is executed this ___ day of ______________, 1999.


                                              Very truly yours,

                                              SELLING SHAREHOLDERS
                                              [LIST ALL]



By:
------------------------------------
Name:


As Attorney-in-Fact for the Selling Shareholders



AGREED and ACCEPTED as of this
__ day of ___________, 1999 by:



                                   CUSTODIAN


Patrick J. McGettigan, Jr., as Custodian



By: ----------------------------------------
Name:  Patrick J. McGettigan, Jr.

                         EXHIBIT I TO CUSTODY AGREEMENT



                              SELLING SHAREHOLDERS




             Name                  Number of Additional Shares
                                       Available for Sale

                        EXHIBIT II TO CUSTODY AGREEMENT

                         FORM OF UNDERWRITING AGREEMENT